EXHIBIT 24


                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Anthony J. Conway and David A. Jonas, with full power to each to act without the other, his or her true and lawful attorney-in-fact and agent with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Rochester Medical Corporation (the "Company") for the Company's fiscal year ended September 30, 2000, and any or all amendments to said Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to file the same with such other authorities as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed on this 13th day of December, 2000, by the following persons.


  /s/ ANTHONY J. CONWAY                             /s/ DARNELL L. BOEHM
  -------------------------                         -------------------------
  Anthony J. Conway                                 Darnell L. Boehm

  /s/ DAVID A. JONAS                                /s/ PETER CONWAY
  -------------------------                         -------------------------
  David A. Jonas                                    Peter Conway

  /s/ PHILIP CONWAY                                 /s/ ROGER SCHNOBRICH
  -------------------------                         -------------------------
  Philip Conway                                     Roger Schnobrich

  /s/ RICHARD FRYAR
  -------------------------
  Richard Fryar